SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – September 15, 2011

OMNICARE, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-8269	31-1001351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East RiverCenter Boulevard, Suite 1600 Covington, Kentucky		41011
(Address of Principal Executive Offices)		(Zip Code)

(859) 392-3300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On September 15, 2011, Omnicare, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) among the Company, the Guarantors party thereto (the “Guarantors”) and J.P. Morgan Securities LLC, as representative of the several underwriters named therein relating to the sale and issuance of $150,000,000 aggregate principal amount of the Company’s 7.75% Senior Subordinated Notes due 2020 (the “New Notes”) at a public offering price of 100.25% of the principal amount plus accrued interest from June 1, 2011.

The New Notes will be issued under the indenture pursuant to which, on May 18, 2010, Omnicare issued $400 million aggregate principal amount of 7.75% Senior Subordinated Notes due 2020 (the “Initial Notes”). The New Notes will have the same terms (other than the issue date and public offering price) as the Initial Notes. The Initial Notes and the New Notes will be treated as a single class for all purposes under the indenture. Upon consummation of this offering, the aggregate principal amount outstanding of Omnicare’s 7.75% Senior Subordinated Notes due 2020, including the New Notes, will be $550,000,000.

The New Notes to be sold pursuant to the Underwriting Agreement have been registered pursuant to a Registration Statement on Form S-3 (File No. 333-166710) under the Securities Act of 1933, as amended and a related Prospectus dated May 10, 2010, which is supplemented by a Prospectus Supplement dated September 15, 2010. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company expects that the offering will be completed on or about September 20, 2011, subject to customary closing conditions.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit Number

1.1	Underwriting Agreement, dated as of September 15, 2011, by and among the Company, the Guarantors party thereto and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.

5.1	Opinion of Dewey & LeBoeuf LLP regarding the legality of the Notes.

23.1	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Omnicare, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICARE, INC.

By:	/s/ John L. Workman
Name:	John L. Workman
Title:	President and Chief Financial Officer

Dated: September 19, 2011

EXHIBIT INDEX

1.1	Underwriting Agreement, dated as of September 15, 2011, by and among the Company, the Guarantors party thereto and J.P. Morgan Securities LLC, as representative of the Underwriters named therein.

5.1	Opinion of Dewey & LeBoeuf LLP regarding the legality of the Notes.

23.1	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.1).